EXHIBIT 10.2

EXTENSION AGREEMENT

Reference is hereby made to the Share Exchange Agreement dated as of December 7, 2012, as amended (the “Agreement”), by and among Life Nutrition Products, Inc., a Delaware corporation, ADGS Advisory Limited, a Hong Kong corporation, ADGS Advisory (Holding) Limited, a British Virgin Islands corporation, Almonds Kisses Limited (BVI), a British Virgin Islands company (the “BVI Entity”), and each of the shareholders of the BVI Entity identified below (the “BVI Entity Shareholders”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

The undersigned parties agree as follows:

Notwithstanding anything to the contrary contained in Section 4.02 of the Agreement, the Closing or the Closing Date of the transactions contemplated by the Agreement is hereby extended to on or before April 15, 2013.

IN WITNESS WHEREOF, the parties have executed this Extension Agreement as of the 28th day of March, 2013.

LIFE NUTRITION PRODUCTS, INC.		ADGS ADVISORY LIMITED

By:	/s/ Chu Zhanjun	By:	/s/ Tong Wing Shan
Name:	Chu Zhanjun	Name:	Tong Wing Shan
Title :	CEO	Title :	Director

ADGS ADVISORY (HOLDING) LIMITED		ALMONDS KISSES LIMITED (BVI)

By:	/s/ Chan Yiu Hang	By:	/s/ Tong Wing Shan
Name:	Chan Yiu Hang	Name:	Tong Wing Shan
Title:	Director	Title:	Director

THE BVI ENTITY SHAREHOLDERS:

	/s/ Tong Wing Yee		/s/ Tong Wing Shan
	Tong Wing Yee		Tong Wing Shan

	/s/ Tso Yin Yee		/s/ Pang Yiu Kwong
	Tso Yin Yee		Pang Yiu Kwong

	/s/ Sin Kok Ho		/s/ Fahy Roase Collette
	Sin Kok Ho		Fahy Roase Collette

	/s/ Tsang Kwai Chun	ADGS Advisory (Holding) Limited
Tsang Kwai Chun
		By:	/s/ ChanYiu Hang
		Name:	Chan Yiu Hang
		Title:	Director